The Mosaic Company Earnings Conference Call – Fourth Quarter and Full Year 2014 February 11, 2015 Jim Prokopanko, President and Chief Executive Officer Rich Mack, Executive Vice President and Chief Financial Officer Laura Gagnon, Vice President Investor Relations

Click to edit Master title style 2 Safe Harbor Statement This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Wa’ad Al Shamal Phosphate Company (also known as the Ma’aden joint venture), the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Ma’aden joint venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the future success of current plans for the Ma’aden joint venture and any future changes in those plans; difficulties with realization of the benefits of the transactions with CF, including the risk that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic assumed in the Florida phosphate assets acquisition, or the costs of the Ma’aden joint venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Click to edit Master title style 3 ▪ A strong finish to 2014 ▪ Results reflect leverage to upside ▪ Strategic initiatives on track Key Messages

Click to edit Master title style 4 Fourth Quarter Financial Highlights $1,611 $763 Net Sales Phosphates Potash $184 $206 Operating Earnings • $0.97 diluted earnings per share checkbld Includes $0.10 positive impact of notable items • $382 million in cash from operations $2.4 billion $365 million

5 Strong Demand Persists 2 P&K Demand square4 Industry finished 2014 with record potash and phosphate shipments. square4 Lean producer inventories. square4 Expect solid fundamentals in 2015. Factors to watch square4 Ag commodity prices square4 Currency trends 64.5-66.5 30 35 40 45 50 55 60 65 70 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F Global Phosphate ShipmentsMMT Product DAP/ MAP/ MES/TSP Source: CRU and Mosaic 58-60 25 30 35 40 45 50 55 60 65 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F Global Potash ShipmentsMil Tonnes KCl Source: CRU and Mosaic

320 370 420 470 520 570 Jan '12 Jul '12 Jan '13 Jul '13 Jan '14 Jul '14 Jan '15 Tampa DAP Prices DAP - fob Tampaource: ultiple eekly ublicationsS M W P $/mt 6 Phosphate Price History 2 Mosaic acquires CF Industries’ phosphate business Mosaic announces phosphate production curtailment

Strategic Accomplishments

Completed in fourth quarter 2014:

- Successful proving run at Colonsay:
  - ✓ Exceeded expected capacity increase by over 40%
  - ✓ New Canpotex entitlement 40.6%, up from 38.8%
- CF Industries' phosphate integration completed:
  - ✓ Realizing full targeted synergies
- Closed ADM acquisition
- Approved acceleration of K3 optionality (more at analyst day)
- Sold Argentina business, closed Carlsbad MOP production
- Ahead of plan on expense savings initiatives

On-going:

- Ma'aden phosphate joint venture is progressing well
- Repurchased shares totaling $2.8 billion in 2014
- MicroEssentials® New Wales expansion is on time and on budget
- Faustina NH3 plant de-bottlenecking evaluation is on-going

Mosaic

7

Progress on Ma’aden Joint Venture 8 Ammonia Substation Building

Financial Results Review

Fourth Quarter Highlights: square4 The year-over-year increase in net sales is driven by higher realized finished product prices, partially offset by lower sales volumes. square4 The year-over-year increase in earnings reflects higher finished product selling prices and lower phosphate rock costs, partially offset by higher ammonia and sulfur costs. 10 Phosphates Segment Highlights $ In millions, except DAP price Q4 2014 Q3 2014 Q4 2013 Net sales $1,611 $1,658 $1,556 Gross margin $286 $294 $188 Percent of net sales 18% 18% 12% Operating earnings $184 $239 $96 Sales volumes 3.3 3.3 3.4 NA production volume(a) 2.4 2.5 2.0 Finished product operating rate 81% 85% 81% Avg DAP selling price $448 $461 $381 Avg Blends selling price $428 $470 $460 (a) Includes crop nutrient dry concentrates and animal feed ingredients 0 50 100 150 200 250 300 Q4 2013 OE Sales price Sales volumes Raw materials Other Q4 2014 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS

Fourth Quarter Highlights: • The increase in net sales was driven by higher sales volumes, partially offset by higher mix of international sales. • The year-over-year increase in operating earnings was driven by higher sales volumes and lower plant spending, partially offset by higher mix of international sales. 11 Potash Segment Highlights $ In millions, except MOP price Q4 2014 Q3 2014 Q4 2013 Net sales $763 $593 $652 Gross margin $304 $131 $134 Percent of net sales 40% 22% 21% Operating earnings $206 $46 $88 Sales volumes 2.3 1.8 1.9 Production volume 2.6 1.7 1.7 Production operating rate 91% 62% 65% Avg MOP selling price $295 $291 $303 0 50 100 150 200 250 Q4 2013 OE Sales price Sales volumes Resource taxes & royalties Unrealized mark-to- market Production and other Q4 2014 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS Record quarterly production and one of the lowest cash costs in Company history

Balance Sheet and Capital Update $47 per Share 12 $0.4 $2.8 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2008 2009 2010 2011 2012 2013 2014 I n B i l l i o n s Dividends Repurchases Transformed Balance Sheet: square4Returned $3.2B in 2014 square4~$190 million remaining under current share repurchase authorization as of February 6, 2015 square4Committed to maintaining targets Expect to continue to generate strong cash flow and excess cash

New Segment Reporting Update

Current

- Potash
- Phosphates
- Corporate

Future

- Potash
- Phosphates
- International Distribution
- Corporate

Process:

- Historical financials first part of March
- Q1’15 Guidance under old structure
- Incremental Q1’15 color provided with historical financials

Expected Outcomes/Benefits:

- Increased transparency
- Improved peer benchmarking
- Ease of modeling

Mosaic

Click to edit Master title style 14 Financial Guidance Summary Phosphates Guidance – 2015 Q1 Sales volume 2.8 to 3.1 million tonnes Q1 DAP selling price $440 to $465 per tonne Q1 Gross margin rate in the mid-teens Q1 Operating rate in the 80 to 85 percent range Potash Guidance – 2015 Q1 Sales volume 2.0 to 2.3 million tonnes Q1 MOP selling price $270 to $295 per tonne Q1 Gross margin rate in the high 30 percent range Q1 Operating rate in the 85 to 90 percent range Canadian Resource Taxes and Royalties $215 to $275 million Brine Management Expenses $180 to $200 million

Click to edit Master title style 15 Financial Guidance Summary Guidance – 2015 Total SG&A $360 - $380 million Capital Expenditures and Equity Investments $1.1 - $1.4 billion Effective Tax Rate Low to mid 20 percent range Phosphates Sales Volumes 14.5 to 15.0 million tonnes Potash Sales Volumes 8.5 to 9.0 million tonnes

Helping the World Grow the Food it Needs

Q4 2014 Percent Ammonia ($/tonnes) Realized in COGS $544 Average Purchase Price $627 Sulfur ($/ton) Realized in COGS $154 Average Purchase Price $146 Phosphate rock (realized in COGS) ('000 tonnes) U.S. mined rock 3,839 93% Purchased Miski Mayo Rock 236 6% Other Purchased Rock 56 1% Total 4,131 100% Average cost / tonne consumed rock $58 Raw Material Cost Detail 17

$- $25 $50 $75 $100 $125 $150 $175 $200 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015F Realized Costs Market Prices $- $100 $200 $300 $400 $500 $600 $700 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015F Realized Costs Market Prices 18 Phosphate Raw Material Trends Ammonia Sulfur ($/tonne) ($/tonne) 1. Market ammonia prices are average prices based upon Tampa C&F as reported by Fertecon 2. Market sulfur prices are average prices based upon Tampa C&F as reported by Green Markets 3. Realized raw material costs include: square4 ~$20/tonne of transportation, transformation and storage costs for sulfur square4 ~$30/tonne of transportation and storage costs for ammonia 2 21

(a) These factors do not change in isolation; actual results could vary from the above estimates (b) Assumes no change to KMAG pricing 2014 Q4 Actual Change 2014 Q4 Margin % Actual % Impact on Segment Margin Pre-Tax Impact EPS Impact Marketing MOP Price ($/tonne)(b) $295 $50 40% 14% $110 $0.21 Potash Volume (million tonnes) 2.3 0.5 40% 13% $98 $0.19 DAP Price ($/tonne) $448 $50 18% 8% $134 $0.26 Phosphate Volume (million tonnes) 3.3 0.5 18% 4% $72 $0.14 Raw Materials Sulfur ($/lt) $154 $50 18% 4% $59 $0.11 Ammonia ($/tonne) $544 $50 18% 2% $31 $0.06 Earnings Sensitivity to Key Drivers(a) 19

Global Phosphate Shipment Forecasts by Region (February 2015)

Million Tonnes DAP/MAP/TSP	2013R	2014E	Oct Low 2015F	Oct High 2015F	Feb Low 2015F	Feb High 2015F	Comments (Source: CRU and Mosaic. *Numbers may not sum to total due to rounding.*)
China	21.5	21.6	21.8	22.1	21.8	22.1	*Large but flat shipments in 2014. Forecast for 2015 unchanged. Moderate growth expected this year due in part to positive changes to agricultural commodity support policies.*
India	8.0	7.6	9.0	9.4	8.3	9.0	*2014 estimate lowered due to weak import economics, a shift to NP/NPKs, and inventory depletion. 2015 range lowered due to some of the same factors, but projected increase driven by low channel stocks, a stable rupee and expected subsidy changes.*
Other Asia/Oceania	6.8	6.8	6.9	7.3	6.9	7.3	*2014 demand came in at the low end of our forecast. Only minor rebalancing changes made to 2015 forecast, with demand projected flat to moderately higher in most countries.*
Europe and FSU	5.4	5.8	4.5	4.7	5.1	5.3	*Upward revisions made to historical EU demand, which carried through to 2014 and 2015, while a weaker Euro and challenging economic environment may weigh on 2015. FSU countries expected to show continued moderate growth.*
Brazil	7.1	7.4	7.0	7.3	7.0	7.3	*2014 estimate revised higher on strength of shipments through the end of the year. Forecast for 2015 unchanged. The sharp drop in the real boosts overall farm economics, but channel inventories expected to decline as well.*
Other Latin America	2.9	3.0	2.8	3.0	2.8	3.0	*Minor rebalancing changes made, with shipments expected to be flat to slightly lower in 2015.*
North America	8.9	9.0	8.6	8.9	8.7	8.9	*Expectations for 2015 are little changed with shipments ticking slightly lower on reductions in planted area (our 2015 corn and soybean area forecasts are 88-89 and 83-84 million acres).*
Other	3.6	3.5	3.8	3.9	3.6	3.8	*Middle East shipments revised down in 2014 and expected to grow modestly in 2015. Africa holds broadly flat.*
Total	**64.1**	**64.6**	**64.5**	**66.5**	**64.4**	**66.5**	*Our 2014 point estimate of 64.6 mmt sits squarely within our 64-65 mmt guidance. Downward revisions to India offset increases in Europe and Latin America. Our 2015 forecast is unchanged at 64.5-66.5 mmt, with a 65.4 mmt point estimate.*

Global Potash Shipment Forecasts by Region (February 6, 2015)

Muriate of Potash Million Tonnes (KCl)	2013R	2014E	Oct Low 2015F	Oct High 2015F	Feb Low 2015F	Feb High 2015F	Comments (Source: CRU and Mosaic. *Numbers may not sum to total due to rounding.*)
China	11.0	13.8	12.4	12.6	12.7	13.1	*Shipments surged 2.8 mmt last year (+1.0 mmt production and +1.8 mmt net imports). We estimate ~1.0 mmt of the increase was inventory build. 2015 forecasts assume 4%-6% demand growth and a 0.5-0.6 mmt drawdown of channel inventories.*
India	3.2	3.9	4.0	4.4	4.1	4.4	*India contracted for ~4.3 mmt in 2014/15 and imported 3.9 mmt in CY 2014. Farm economics remain profitable and import economics continue to work. Potential upside if meaningful policy changes made – especially urea subsidy reform.*
Indonesia/Malaysia	4.1	4.6	4.7	4.9	4.7	4.9	*Demand growth to continue in 2015 due to still profitable palm oil economics (aided by biodiesel subsidy boost in Indonesia), low channel stocks, and continued moderate SMOP prices.*
Other Asia/Oceania	4.2	4.5	4.5	4.7	4.5	4.7	*Demand elsewhere in Asia/Oceania beat expectations in 2014 and modest gains expected in most countries again this year.*
Europe and FSU	10.4	10.9	11.0	11.2	10.8	11.1	*Upward revision in 2014 due to stronger-than-expected NPK output and direct application use. Forecast for 2015 pared back slightly due to net impact of lower crop prices and weaker Euro.*
Brazil	8.3	9.1	8.4	8.7	8.4	8.7	*Record shipments and imports in 2014 and modest inventory build. 2015 demand projected to remain at elevated levels as weaker real more than offsets lower crop prices.*
Other Latin America	2.4	2.5	2.5	2.6	2.5	2.6	*Flat to modest growth expected across most of the region.*
North America	8.7	10.0	8.7	8.9	8.7	8.9	*Shipments last year surged to the highest level since 2004 due to strong on-farm demand, the need to replenish low channel inventories, and ongoing concerns about rail logistics. Shipments expected to revert to a more normal level in 2015.*
Other	1.3	1.7	1.5	1.6	1.5	1.6	*Exceptional growth in other regions such as Africa and the Middle East in 2014 expected to moderate slightly in 2015.*
Total	**53.7**	**61.1**	**57.9**	**59.9**	**57.9**	**60.0**	*Large 2014 upward revision mainly due to increases in China and North America to meet strong demand and refill near-empty channel stocks. Shipments in 2015 are forecast at 58-60 mmt, with a point estimate of 59.0 mmt.*